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                                                                   EXHIBIT 23(a)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 1998, in Post-Effective Amendment No. 2 to the Registration Statement (Form S-1 No. 33-62895) and the related Prospectus of John Hancock Variable Life Insurance Company.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 1998